UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Section 240.14a-12

AGL RESOURCES INC.

(Name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 3, 2011.

Meeting Information
AGL RESOURCES INC.	Meeting Type:	Annual meeting
	For holders as of:	February 25, 2011
Date: May 3, 2011 Time: 10:00 AM EDT
	Location:	AGL Resources Corporate Headquarters
10 Peachtree Place
Atlanta, GA 30309
AGL RESOURCES INC. MYRA C. BIERRIA	You are receiving this communication because you hold shares in the above named company.
10 PEACHTREE PLACE, LOCATION 1466 ATLANTA, GA 30309

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT		ANNUAL REPORT/10-K WRAP
How to View Online:
Have the information that is printed in the box marked by the arrow g			XXXX XXXX XXXX	(located on
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—  How To Vote  —

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR on Items 1-5 and for 1 YEAR on Item 6.
1.	Election of Directors				5.	The approval of a non-binding resolution to
	Nominees:					approve the compensation of our named executive officers.

	01)	Sandra N. Bane	05)	James A. Rubright
	02)	Thomas D. Bell, Jr.	06)	John W. Somerhalder II
	03)	Arthur E. Johnson	07)	Bettina M. Whyte
	04)	Dean R. O’Hare			The Board of Directors recommends you vote
					for 1 year on the following proposal:

					6.	The approval of a non-binding resolution to
2.	The ratification of the appointment of					determine the frequency (annual, biennial
	PricewaterhouseCoopers LLP as our					or triennial) of the advisory vote on
	independent registered public accounting					executive compensation.
	firm for 2011.

3.	The adoption of an amendment and restatement of our 2007 Omnibus Performance Incentive Plan.				NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

4.	The adoption of an amendment and restatement of our Amended and Restated Employee Stock Purchase Plan.